EXHIBIT 99.1

         FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT dated as of January 17, 2006 (the "Amendment") among VOLT FUNDING CORP. (the "Seller"), THREE RIVERS FUNDING CORPORATION ("TRFCO") and VOLT INFORMATION SCIENCES, INC. ("Volt").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Seller, TRFCO and Volt are parties to a Receivables Purchase Agreement dated as of April 12, 2002, as amended by a First Amendment to Receivables Purchase Agreement dated as of June 3, 2002, a Second Amendment to Receivables Purchase Agreement dated as of March 31, 2004 and a Third Amendment to Receivables Purchase Agreement dated as of April 8, 2005 (the "RPA");

         WHEREAS, the parties desire to amend the RPA;

         NOW, THEREFORE, the parties agree as follows:

SECTION 1. DEFINITIONS

         Defined terms used herein and not defined herein shall have the meanings assigned to such terms in the RPA.

SECTION 2.  AMENDMENT OF RPA

         The parties hereto agree that, effective as provided in Section 3 hereof:

         (i) The definition of "Expiration Date" set forth in Section 1.01 of the RPA shall be amended by replacing the date "April 2, 2007" set forth therein with the date "April 2, 2008".

         (ii) The definition of "Maximum Net Investment" set forth in Section
1.01 of the RPA is amended by replacing the dollar amount "$150,000,000" set forth therein with the dollar amount "$200,000,000."

SECTION 3.  CONDITIONS PRECEDENT

         Upon execution and delivery of this Amendment by the parties hereto, the amendments set forth herein shall become effective, automatically and without any further approval, consent or other action by any party hereto, upon the later to occur of (i) the date TRFCO shall have received the favorable written opinion of Troutman Sanders LLP, counsel to the Seller and Volt, regarding this Amendment and the RPA (as amended by this Amendment), substantially to the effect as set forth in the comparable written opinion dated April 15, 2002 of Jenkens & Gilchrist Parker Chapin LLP (and also substantially to the effect as set forth in Howard B. Weinreich's comparable opinion dated April 15, 2002, except insofar as Mr. Weinreich instead re-renders any such opinion, which in such event shall also be substantially to the effect as set forth in his comparable opinion dated April 15, 2002), with such opinion (or, if applicable, each such opinion) to be in form and substance reasonably acceptable to TRFCO; and (ii) the date TRFCO shall have received confirmation from each rating agency rating its commercial paper notes that such rating agency will not reduce, withdraw or suspend its then current rating as a result of this Amendment or the transactions contemplated herein. TRFCO shall provide the Seller and Volt with prompt notice of the occurrence of the effectiveness of this Amendment.

SECTION 4.  GOVERNING LAW

         THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES (OTHER THAN SECTION 5-1401 OF NEW YORK'S GENERAL OBLIGATIONS LAW).

SECTION 5.  EXECUTION IN COUNTERPARTS

         This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.  CONFIRMATION OF AGREEMENT

         Each of the parties to the RPA agree that, except as amended hereby, the RPA continues in full force and effect. The Seller and Volt hereby represent and warrant that, after giving effect to the effectiveness of this Amendment, their respective representations and warranties contained in the RPA are true and correct in all material respects upon and as of such effectiveness with the same force and effect as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the day and year first above written.

                                            VOLT FUNDING CORPORATION

                                            By: /s/
                                                --------------------------------
                                                Authorized Signatory

                                            VOLT INFORMATION SCIENCES, INC.


                                            By: /s/
                                                --------------------------------
                                                Authorized Signatory

                                            THREE RIVERS FUNDING CORPORATION


                                            By: /s/
                                                --------------------------------
                                                Authorized Signatory